SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported: April 8, 2005



                             XPENTION GENETICS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                              BAYVIEW CORPORATION
                           ---------------------------
                                 (Former name)


Nevada                             333-107179                   98-030519
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

10965 Elizabeth Drive, Conifer, CO                            80433
--------------------------------------------------          ---------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (303) 908-4900
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

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

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None

Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

     On April 8, 2005, the Board of Directors of Xpention Genetics, Inc. (formerly Bayview Corporation) approved a change in auditors. The Board of Directors approved the dismissal of Morgan & Company Chartered Accountants as Xpention Genetics's independent public accountants and the selection of Stark, Winter, Schenkein & Co. as their replacement.

     Morgan & Company Chartered Accountants's reports on the consolidated financial statements of Xpention Genetics (formerly Bayview Corporation) for the two most recent fiscal years ended May 31, 2004 and for the period from inception, September 5, 2002, to May 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During Xpention Genetics's (formerly Bayview Corporation) two most recent fiscal years ended May 31, 2004 and for the period from inception, September 5, 2002, to May 31, 2003, there were no disagreements between Xpention Genetics (formerly Bayview Corporation) and Morgan & Company Chartered Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Morgan & Company Chartered Accountants's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on Xpention Genetics's (formerly Bayview Corporation) consolidated financial statements for such years; and there were no reportable events as described in Item 304(a)(1)(iv) of Regulation S-K. Xpention Genetics (formerly Bayview Corporation) provided Morgan & Company Chartered Accountants with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Morgan & Company Chartered Accountants's letter, dated April 14, 2005, stating its agreement with such statements.

     In addition, during Xpention Genetics's (formerly Bayview Corporation) two most recent fiscal years ended May 31, 2004 and for the period from inception, September 5, 2002, to May 31, 2003, Xpention Genetics (formerly Bayview Corporation) did not consult with Stark, Winter, Schenkein & Co. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Xpention Genetics's (formerly Bayview Corporation) financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

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

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None

Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None


Section 8 - Other Events

Item 8.01 Other Events

        None


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits - 16    Letter from Morgan & Company Chartered Accountants,
                             Dated April 14, 2005

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 14, 2005                XPENTION GENETICS, INC.



                                    By: /s/ David Kittrell
                                        ----------------------------------------
                                         David Kittrell, President












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